UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

PARAGON 28, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PARAGON 28, INC. 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET PARAGON 28, INC 14445 GRASSLANDS DRIVE ENGLEWOOD, CO 80112 V08999-P90820 You invested in PARAGON 28, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 17, 2023 9:00 AM MDT Paragon 28, Inc. 14445 Grasslands Drive Englewood, CO 80112 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Class II Directors to serve until the 2026 Annual Meeting of Stockholders or until their successors are elected. Nominees: 01) Quentin Blackford For 02) Alf Grunwald 03) Stephen Oesterle, M.D. 2. Approve an Amendment to the Paragon 28, Inc. Amended and Restated Certificate of Incorporation to Declassify the For Board of Directors commencing with the 2028 annual meeting of stockholders. 3. Approve an Amendment to the Paragon 28, Inc. Amended and Restated Certificate of Incorporation to remove Super majority Voting Requirements from and after the 2028 annual meeting of stockholders. For 4. Ratify the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023. For NOTE: The proxies may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments, continuations or postponements thereof. V09000-P90820